EATON VANCE NATIONAL MUNICIPAL INCOME FUND Supplement to Prospectus dated February 1, 2010

The following replaces the table and related footnotes in "Performance" under "Fund Summary":

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years

Class A Return Before Taxes	33.15%	1.16%	4.69%
Class B Return Before Taxes	33.94%	1.06%	4.61%
Class B Return After Taxes on Distributions	33.93%	1.06%	4.61%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	24.34%	1.55%	4.71%
Class C Return Before Taxes	37.94%	1.39%	4.42%
Class I Return Before Taxes	40.27%	2.42%	5.52%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	23.43%	3.88%	6.28%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

March 25, 2010

4489-03/10 HMPS